TIP FUNDS
                           TURNER GROWTH EQUITY FUND

Dear Shareholder:

     A Special Meeting of Shareholders of the Turner Growth Equity Fund (the "Fund") of TIP Funds (the "Trust") has been scheduled for Monday, May 22, 2000. If you are a Shareholder of record as of the close of business on Friday, March 31, 2000, you are entitled to vote at the meeting and at any adjournment of the meeting.

     While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, post-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone or the Internet by following the enclosed instructions.

     The attached Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees is recommending that you approve a reorganization of the Fund under which the Fund would be combined with and into the Vanguard Growth Equity Fund ("Vanguard Fund"). Assuming approval by Shareholders of the Fund, each holder of shares of the Trust's Turner Growth Equity Fund will receive a number of shares of the Vanguard's Growth Equity Fund equal in dollar value and in the number of shares of the Trust's Turner Growth Equity Fund owned by such holder at the time of the combination. As further explained in the accompanying Prospectus/Proxy Statement, the Board of Trustees has recommended approval of the combination. We encourage you to support the Trustees' recommendation to approve the proposal.

     Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                          Sincerely,


                                          /s/ Stephen J. Kneeley
                                          --------------------------
                                          Stephen J. Kneeley
                                          President

                               PROXY INFORMATION

     THE TURNER GROWTH EQUITY FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON MAY 22, 2000, AT THE OFFICES OF TURNER INVESTMENT PARTNERS, INC. IN BERWYN, PENNSYLVANIA. THE PURPOSE OF THIS MEETING IS TO VOTE ON A PROPOSAL TO REORGANIZE YOUR FUND INTO A SUBSTANTIALLY SIMILAR FUND THAT IS BEING CREATED BY THE VANGUARD GROUP, CALLED THE VANGUARD GROWTH EQUITY FUND.

     THE FIRST TWO PAGES OF THIS BOOKLET HIGHLIGHT KEY POINTS ABOUT THE PROPOSED REORGANIZATION AND EXPLAIN THE PROXY PROCESS--INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE COMBINED PROXY STATEMENT AND PROSPECTUS FOR A COMPLETE UNDERSTANDING OF OUR PROPOSAL.

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

PURPOSE OF THE REORGANIZATION

     The purpose of the Reorganization is to make your Fund a part of The Vanguard Group of Investment Companies, the second largest mutual fund complex in the United States. Under this proposal, your Fund's assets and liabilities would be transferred to the Vanguard Growth Equity Fund, a new fund that is being created just for this purpose. Turner Investment Partners would continue to serve as investment adviser, carrying out your Fund's same investment program for the Vanguard Growth Equity Fund. Vanguard, however, would replace Turner as overall manager of your investment, subject to the direction of a Vanguard Board of Trustees. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

LOWER SHAREHOLDER COSTS

     Because they jointly own their management company, the Vanguard funds operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Growth Equity Fund than for your existing Fund. The Vanguard Growth Equity Fund is expected to feature a total expense ratio of 0.65% for its first full year of operations following the Reorganization--an annual cost to shareholders of $6.50 for each $1,000 invested. By contrast, your Fund's total expense ratio for 1999 was 1.08%--an annual cost to shareholders of $10.80 for each $1,000 invested.

EXPANDED SHAREHOLDER SERVICES

     As a shareholder of the Vanguard Growth Equity Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, the ability to transact through Vanguard's website, exchange privileges with other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

FUTURE GROWTH OF THE FUND

     Given the competitive nature of the mutual fund industry, Turner determined that it would be prudent to enter into an arrangement with Vanguard. Joining Vanguard should enable the Fund to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. It is expected that assets in the Fund will grow considerably once the Fund is within The Vanguard Group, which will result in a larger, more stable asset base for the Fund. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders will be reduced.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the Reorganization, your Turner Growth Equity Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Growth Equity Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

TAX-FREE NATURE OF THE REORGANIZATION

     The Reorganization will be accomplished on a TAX-FREE BASIS, meaning that you won't realize any capital gains when your Fund shares are exchanged for shares of Vanguard Growth Equity Fund.

                             QUESTIONS AND ANSWERS

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund!

Q. WHO GETS TO VOTE?

A. Any person who owned shares of the Turner Growth Equity Fund on the "record date," which was March 31, 2000, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each dollar invested in the Fund on the record date.

Q. HOW CAN I VOTE?

A. You can vote by mail, using the enclosed ballot. Or, you can vote in person at the meeting. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting. Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                           TURNER GROWTH EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Your Fund will host a Special Meeting of Shareholders on MONDAY, MAY 22, 2000, AT 3:30, EASTERN TIME. The meeting will be held at Turner's offices at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania. At the meeting, we will ask shareholders to vote on:

          1. A proposal to reorganize the Turner Growth Equity Fund into the Vanguard Growth Equity Fund.

          2. Any other business properly brought before the meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for Internet and telephone voting instructions.

     Shareholders of record at the close of business on March 31, 2000, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees


                                          /s/ James W. Jennings
                                          ----------------------------------
                                          James W. Jennings, Secretary

April 7, 2000


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT!

   YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE TO SHAREHOLDERS OF A FOLLOW-UP MAILING BY VOTING TODAY!

--------------------------------------------------------------------------------

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF

                           TURNER GROWTH EQUITY FUND,
                           A PORTFOLIO OF TIP FUNDS,
                              1235 WESTLAKES DRIVE
                                   SUITE 350
                                BERWYN, PA 19312

                           IN EXCHANGE FOR SHARES OF

                          VANGUARD GROWTH EQUITY FUND,
                     A PORTFOLIO OF VANGUARD FENWAY FUNDS,
                                 P.O. BOX 2600
                             VALLEY FORGE, PA 19482

            COMBINED PROSPECTUS/PROXY STATEMENT DATED APRIL 7, 2000

               RELATING TO THE SPECIAL MEETING OF SHAREHOLDERS OF
              TURNER GROWTH EQUITY FUND TO BE HELD ON MAY 22, 2000

                                I. INTRODUCTION

     Proposal summary. This prospectus/proxy statement describes a proposal to reorganize the Turner Growth Equity Fund into a substantially similar fund that is being created by The Vanguard Group, called the Vanguard Growth Equity Fund. The Reorganization involves a few basic steps. First, your Fund will transfer all of its assets to the Vanguard Growth Equity Fund, and the Vanguard Growth Equity Fund will assume your Fund's liabilities. Simultaneously, the Vanguard Growth Equity Fund will open an account for you, crediting it with shares that are equivalent in value to your investment in the Fund at the time of the reorganization. Thereafter, your Fund will be dissolved.

     Read and keep these documents. Please read the entire prospectus/proxy statement, along with the Vanguard Growth Equity Fund's preliminary prospectus dated May 17, 2000, which follows the prospectus/proxy statement, before casting your vote. The prospectus/proxy statement sets forth concisely the information about the Vanguard Growth Equity Fund that a prospective investor ought to know before investing. (The preliminary Vanguard prospectus is incorporated by reference and considered part of this prospectus/proxy statement.) In addition, a statement of additional information dated April 7, 2000 relating to this prospectus/proxy statement is available by calling Turner (1-800-224-6312). Finally, the Turner Growth Equity Fund's prospectus dated January 31, 2000, is incorporated by reference and considered part of the prospectus/proxy statement and a copy is attached to this prospectus/proxy statement. These documents contain information that is important to your proxy decision, and you should keep them for future reference.

     Additional information is available. The Vanguard Growth Equity Fund is being organized as a separate investment portfolio under the Vanguard Fenway Funds, which filed an amended registration statement with the U.S. Securities and Exchange Commission on March 2, 2000 in order to create the new fund. The Vanguard Growth Equity Fund has not yet been declared effective by the SEC. However, you can obtain copies of its preliminary statement of additional information without charge by contacting Vanguard (1-800-662-7447) or visiting the SEC's website (www.sec.gov). Copies of the Turner Growth Equity Fund's prospectus and statement of additional information (both dated January 31, 2000), along with its most recent annual report to shareholders, are incorporated by reference into the statement of additional information accompanying this prospectus/proxy statement, and are also available without charge from Turner (1-800-224-6312) or at the SEC's website (http://www.sec.gov).

--------------------------------------------------------------------------------
       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
  SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY
  STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
  OFFENSE.
--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
OVERVIEW..............................................................      1

DETAILS OF REORGANIZATION PROPOSAL....................................      2
  Why We Want to Reorganize Your Fund.................................      2
  How We Plan to Accomplish the Reorganization........................      2
  How the Reorganization Will Affect Your Fund........................      3
  How Your Fund's Legal Form of Organization Will Change..............      5
  How Many Shareholder Votes We Need to Approve the Reorganization....      5

INVESTMENT ADVISORY ARRANGEMENTS......................................      6

MANAGEMENT OF THE VANGUARD GROWTH EQUITY FUND.........................      8

GENERAL INFORMATION...................................................     10

APPENDIX A............................................................    A-1

                                  II. OVERVIEW

     This section summarizes key information concerning your Fund's proposal. Keep in mind that more detailed information appears throughout the proxy statement and the accompanying preliminary prospectus. Please be sure to read everything.

     The Proposed Reorganization. At their meeting on February 25, 2000, the Turner Growth Equity Fund's Board of Trustees approved a plan to reorganize your Fund into the Vanguard Growth Equity Fund. We believe that the proposed Reorganization is in the best interests of your Fund and its shareholders (more on this further into the proxy statement). Also, the Reorganization will not dilute the interests of the Fund's shareholders. If we don't win shareholder approval of the Reorganization, the Fund will simply continue in existence unless the Board of Trustees decides otherwise.

     New Form of Organization. For legal purposes, the Turner Growth Equity Fund is organized as part of TIP Funds, a Massachusetts business trust. On the other hand, the Vanguard Growth Equity Fund is being organized as part of Vanguard Fenway Funds, a Delaware business trust. The minor differences in these forms of organization are described beginning on page 5.

     New Board of Trustees. The Vanguard Growth Equity Fund will have a different Board of Trustees than your Fund. Beginning on page 8, we describe the backgrounds and compensation of the individuals who will serve as Trustees of the Vanguard Growth Equity Fund.

     Investment Objectives and Policies of Each Fund. The Vanguard Growth Equity Fund is being created with an investment objective and investment policies that are substantially similar to those of the Turner Growth Equity Fund. There is additional information comparing your Fund to the Vanguard Fund on page 3.

     Investment Adviser. The Fund's investment adviser, Turner Investment Partners, will also serve as investment adviser to the Vanguard Growth Equity Fund, continuing the Fund's same investment program. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Growth Equity Fund in the future, as either additions to or replacements for Turner. The Board of Trustees of the Vanguard Growth Equity Fund has the flexibility to make advisory changes in shareholders best interests, without a shareholder vote, pursuant to an exemption received from the SEC by Vanguard. Details of the advisory arrangements for your Fund and the Vanguard Growth Equity Fund are provided beginning on page 6.

     Independent Accountants. PricewaterhouseCoopers LLP will serve as independent auditors to the Vanguard Growth Equity Fund, as they do for all other Vanguard funds. In contrast, the Turner Growth Equity Fund retains Ernst & Young LLP as its independent auditors.

                    III. DETAILS OF REORGANIZATION PROPOSAL

     The Turner Growth Equity Fund's Board of Trustees has approved a plan to reorganize your Fund into a substantially similar fund that is being created by The Vanguard Group, called the Vanguard Growth Equity Fund. (A copy of the plan of reorganization is attached as Appendix A to this prospectus/proxy statement.) To proceed with the Reorganization, we need shareholder approval. The next few pages of this prospectus/proxy statement discuss important details of the Reorganization plan, including the following:

     o Why we want to reorganize your Fund.

     o How we plan to accomplish the Reorganization.

     o How the Reorganization will affect your Fund.

     o How your Fund's legal form of organization will change.

     o How many shareholder votes we need to approve the Reorganization.

A. WHY WE WANT TO REORGANIZE YOUR FUND

     The mutual fund marketplace is much more competitive today than it was even five years ago, and there is no reason to think that this competition will slow. The Reorganization will allow Turner to better focus on its core competencies. Turner believes that the ultimate beneficiaries of the Reorganization will be the Fund's shareholders because they get access to Vanguard's expansive client service capabilities, while Turner can focus on investment performance. In addition, shareholders will gain significant efficiencies in the form of lower fees, and a more stable, long-term client base, which will result in lower transaction costs to the Fund.

     Vanguard management believes that the Turner Growth Equity Fund will fit well within The Vanguard Group of Investment Companies. If the Reorganization is approved by shareholders, the Fund will provide Vanguard investors with another proven growth fund, and broaden the array of actively-managed funds available through Vanguard.

     The Vanguard Group has entered into a Sponsorship Agreement with Turner, which generally provides that Turner will use reasonable efforts to facilitate the proposed Reorganization. However, neither Turner nor any other party is being compensated by Vanguard in consideration of the Turner Growth Equity Fund joining The Vanguard Group.

B. HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     Agreement and Plan of Reorganization. Your Fund has entered into an Agreement and Plan of Reorganization with Vanguard Fenway Funds. This agreement spells out the terms and conditions that will apply to your Fund's Reorganization into the Vanguard Growth Equity Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the agreement, which appears as Appendix A to this prospectus/proxy statement.

     Three steps to reorganize. After shareholder approval, the Reorganization will be accomplished in a three-step process. First, your Fund will transfer all of its assets to the Vanguard Growth Equity Fund, and the Vanguard Growth Equity Fund will assume your Fund's liabilities. Second, and simultaneously with step one, the Vanguard Growth Equity Fund will open an account for you, crediting it with shares that are equivalent in value to your investment in the Fund at the time of the Reorganization. Third, the Turner Growth Equity Fund will be dissolved.

     Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think this could be accomplished by mid-June, 2000.

     The Reorganization is conditioned on tax-free treatment at the federal level. We fully expect that the Reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the Reorganization until this point is confirmed by an IRS ruling or opinion of counsel. Following the Reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the Reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the Reorganization in the Agreement and Plan of Reorganization.

C. HOW THE REORGANIZATION WILL AFFECT YOUR FUND

     Your Fund's investment objective and investment adviser will stay the same, and its investment policies will be substantially similar. The Reorganization will not materially change any of these. As reorganized, your Fund--which will become Vanguard Growth Equity Fund--will continue to seek capital appreciation through investments in a diversified portfolio of common stocks with strong earnings growth potential. The Fund will continue investing primarily (at least 65% of it total assets) in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector weightings that approximate those of its current benchmark, the Russell 1000 Growth Index. In addition, the existing investment adviser, Turner Investment Partners, will continue to run the Fund's investment program.

     Several of the investment policies will change, but these changes will not have a material impact on the management of your Fund. Specifically, the Vanguard Growth Equity Fund has more restrictive policies relating to lending and investments in certain types of futures and options contracts. In addition to these more restrictive policies, the Fund will have more flexibility to borrow money since the funds in The Vanguard Group are eligible to participate in an interfund lending program under an exemption received from the SEC. However, since these practices are not part of the Fund's primary investment strategies, it is expected that there will be no impact on the Fund's management. Other than these changes, there are no other material changes to the Fund's investment strategy, policies or objectives.

     Comparing Risk Factors. Since it purchases equity securities, your Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

     The Vanguard Fund is subject to the same risk factors as your Fund since it invests in the same types of securities and uses the same investment strategy.

     Comparing Fund Expenses. The table set forth below compares the expenses applicable to the Turner Growth Equity Fund and the estimated expenses of the Vanguard Growth Equity Fund for the first full year after the Reorganization is consummated (assuming current asset levels remain the same).

      ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                              PRO FORMA
                                                                                               EXPENSES
                                                                                              AS OF THE
                                                        TURNER GROWTH    VANGUARD GROWTH    REORGANIZATION
EXPENSE CATEGORY                                         EQUITY FUND       EQUITY FUND           DATE
-----------------------------------------------------   -------------    ---------------    --------------
Management Fees......................................       0.75%             0.47%              0.47%
Distribution (12b-1) Fees............................        None              None               None
Other Expenses.......................................       0.25%             0.18%              0.18%
                                                            -----             -----             ------
Total Annual Fund Operating Expenses.................      1.00%*             0.65%**            0.65%

------------------
 * Restated to reflect current expenses for 2000. The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year, or from exceeding 1.25% in any subsequent year.

** Restated to reflect estimated post-Reorganization expenses.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different based on these assumptions, your costs would be:

                                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    ------    -------    -------    --------
Turner Growth Equity Fund........................................    $102      $ 373      $ 665      $1,505
Vanguard Growth Equity Fund......................................    $ 66      $ 208      $ 362      $  810
Proforma as of the Reorganization Date...........................    $ 66      $ 208      $ 362      $  810

     Your Fund will keep the same fiscal year end, but switch to an annual distribution schedule. As reorganized, your Fund will distribute its income annually, which is more typical for a growth fund than the quarterly distribution schedule that currently applies. Your Fund will keep its September 30th fiscal year end.

     The Reorganization will have no impact on your Fund's share price (NAV). On the day of the Reorganization, Vanguard Growth Equity Fund's share price will be the same as that of your existing Fund. As indicated below, the Reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

                                                                                                    PRO FORMA
                                                                                                 CAPITALIZATION
                                                            TURNER GROWTH     VANGUARD GROWTH        AS THE
                                                             EQUITY FUND        EQUITY FUND        RECORD DATE
                                                           ---------------    ---------------    ---------------
Total Net Assets as of the Record Date (3/31/00)........   $308,499,546.19         $   0         $308,499,546.19
Total Number of Shares Outstanding on the Record Date...   15,739,772.7650             0         15,739,772.7650
NAV on the Record Date..................................       $19.60                N/A             $19.60

     Your Fund's existing Trustees will be replaced by Vanguard Fenway Funds' Trustees. As previously mentioned, your Fund will become an investment portfolio of Vanguard Fenway Funds if shareholders approve the Reorganization. Information on Vanguard Fenway Funds' Trustees appears in the "Management of the Vanguard Growth Equity Fund" section of this prospectus/proxy statement.

     Your Fund's existing independent auditor will be replaced by PricewaterhouseCoopers, LLP. Currently, your Fund employs Ernst & Young, LLP as its independent auditor. However, PricewaterhouseCoopers serves as the independent auditor for Vanguard Fenway Funds and all other Vanguard funds. In this role, PricewaterhouseCoopers audits and certifies the Vanguard funds' financial statements. PricewaterhouseCoopers also reviews the Vanguard funds' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard funds. If you wish to request the attendance of a PricewaterhouseCoopers representative at the shareholder meeting, you should contact the Fund's Secretary at 1235 Westlakes Drive, Suite 350 Berwyn, Pennsylvania 19312.

     Purchase, Redemption, and Exchange Information. After the Reorganization, the Fund will continue to be sold to individuals and institutional investors, including retirement and other plans. The following chart highlights the purchase, redemption and exchange features of your Fund as compared to such features of the Vanguard Growth Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE FEATURES        TURNER GROWTH EQUITY FUND       VANGUARD GROWTH EQUITY FUND(1)
--------------------------------------------  ---------------------------------  ---------------------------------
Minimum initial purchase/Additional
  investments...............................  $2,500/$500                        $10,000/$100
Purchases...................................  By mail, wire, or systematic       By mail, wire, systematic
                                              investment plan                    investment plan, Vanguard Fund
                                                                                 Express(R), and Vanguard Direct
                                                                                 Deposit Service(TM)

Redemptions.................................  By mail or telephone (business     By mail, 24-hour telephone, or
                                              hours only)                        Vanguard's website

Free exchange privileges....................  Yes, with other TIP Funds--by      Yes, with other Vanguard
                                              mail or telephone (business hours  funds--by mail, 24-hour
                                              only)                              telephone, or Vanguard's
                                                                                 website(2)

------------------

(1) Explanations of each of the services available through the Vanguard Growth Equity Fund can be found in the preliminary prospectus that accompanies this prospectus/proxy statement.

(2) Investors may exchange between the TIP Funds, Vanguard Funds and other fund families for a fee through Vanguard's FundAccess program and programs available through other firms.

     Calculating NAV. The Turner Growth Equity Fund calculates its net asset value per share (NAV) once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Growth Equity Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

D. HOW YOUR FUND'S LEGAL FORM OF ORGANIZATION WILL CHANGE

     Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The Vanguard Growth Equity Fund is organized under Delaware law, while your Fund is organized under Massachusetts law. The laws of Massachusetts and Delaware governing business trusts are similar in all material respects with one exception. Shareholders of Massachusetts business trusts could be personally liable for the obligations of the trust in certain highly unlikely circumstances. However, under Delaware law, there is no similar provision providing for shareholder liability for obligations of the fund. As a result of the Reorganization, this very remote potential for personal liability will be eliminated.

E. HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the Reorganization, a majority of your Fund's outstanding shares on March 31, 2000 (the "Record Date"), must vote in favor of this proposal. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

                      IV. INVESTMENT ADVISORY ARRANGEMENTS

     Turner Growth Equity Fund's investment adviser, Turner Investment Partners, will also serve as investment adviser to the Vanguard Growth Equity Fund, continuing the Fund's same investment program. Turner's address is 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. Under its investment advisory agreement dated April 28, 1996 with your Fund, Turner is responsible for managing the investment and reinvestment of the Fund's assets, and for continuously reviewing, supervising and directing the Fund's investment program. Turner will have these same responsibilities under its investment advisory agreement with the Vanguard Growth Equity Fund.

     Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 1999, Turner had discretionary management authority with respect to approximately $5.6 billion of assets. Turner has provided investment advisory services to investment companies since 1992. The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

     Turner serves as the investment adviser to the Turner Growth Equity Fund under an investment advisory agreement. Under the agreement, Turner continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of TIP Funds.

     Robert E. Turner, a Trustee of TIP Funds, is the head of the committee that manages the Turner Growth Equity Fund. Mr. Turner is also Chairman and Chief Investment Officer of Turner. He has held this position since the founding of Turner in 1990. He has been in the investment business since 1982.

     The other members of the committee that manages the Turner Growth Equity Fund are John Hammerschmidt, Mark Turner, and Christopher McHugh. Mr. Hammerschmidt is a Senior Equity Portfolio Manager at Turner, and he has 17 years of investment experience. Mark Turner, Vice Chairman of Turner, co-founded Turner in 1990, and has 18 years of investment experience. Christopher McHugh, a Senior Equity Portfolio Manager at Turner, has 14 years of investment experience.

     The Turner Growth Equity Fund paid Turner advisory fees of $694,046 and $664,499, and waived advisory fees of $24,250 and $76,793, for the fiscal years ended September 30, 1997 and 1998, respectively. For the fiscal year ended September 30, 1999, the Fund paid Turner advisory fees of $987,424.

     The investment advisory agreement between Turner and the Turner Growth Equity Fund is similar to the investment advisory agreement between Turner and the Vanguard Growth Equity. Specifically, the standard of care is identical, and the duration and termination provisions are substantially similar. The principal difference between the two agreements is the compensation structure. In the Turner Growth Equity Fund agreement, Turner is entitled to a fee of 0.75% of the Fund's average daily net assets. In contrast, the agreement relating to the Vanguard Growth Equity Fund has certain breakpoints and a performance component, as described below.

     Advisory Fees and Expenses for Vanguard Growth Equity Fund. Under its investment advisory agreement with the Vanguard Growth Equity Fund, Turner will be paid a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

      NET ASSETS                                       ANNUAL RATE
      ----------------------------------------------   -----------
      First $200 million............................       0.50%
      Next $300 million.............................       0.40%
      Next $1.5 billion.............................       0.30%
      Over $2 billion...............................       0.20%

     The Basic Fee paid to Turner may be increased or decreased based on the investment performance of the Vanguard Growth Equity Fund. This Performance Adjustment will be calculated as a percentage of the Basic Fee, and will change proportionately with the investment performance of the Vanguard Growth Equity Fund relative to the investment performance of the Russell 1000 Growth Index for the thirty-six month period ending with the applicable quarter. The Performance Adjustment will apply as follows:

                                                                  PERFORMANCE FEE ADJUSTMENT
CUMULATIVE 36-MONTH PERFORMANCE OF THE FUND VERSUS THE INDEX     AS A PERCENTAGE OF BASIC FEE*
-------------------------------------------------------------  ----------------------------------
Exceeds by 9% or more........................................  +75%
Exceeds between 0 and +9%....................................  Linear increase from 0 to +75%
Trails between 0 and -9%.....................................  Linear decrease from 0 to -75%
Trails by -9% or more........................................  -75%

------------------
* For purposes of determining the Adjustment, the Basic Fee is calculated by applying the above rate schedule against the average month-end net assets of the Fund over the same time period for which performance is measured.

     Based on the Fund's current size, the maximum possible fee payable by the Vanguard Growth Equity Fund to Turner under the advisory agreement during the first year of operations would be 0.47% of the Fund's net assets.

     Duration and termination of Turner's investment advisory agreement with the Vanguard Growth Equity Fund. Turner's investment advisory agreement with the Vanguard Growth Equity Fund will become effective at the time of the Reorganization, if this transaction is approved by shareholders. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of the Vanguard Growth Equity Fund. Board approval must include the votes of a majority of those Trustees who are not parties to the contract or "interested persons" (as defined under Federal securities laws) of any party to the contract. In addition, Trustees must vote in person on Turner's investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Fund's Trustees or by vote of the outstanding shares of the Fund on 60 days' written notice, or
(ii) by Turner on 90 days' written notice to the Fund.

     Future changes to Vanguard Growth Equity Fund's advisory arrangements. Although there are no current plans to do so, one or more new investment advisers could be added to the Vanguard Growth Equity Fund in the future, as either additions to or replacements for Turner. The Board of Trustees of the Vanguard Growth Equity Fund has the flexibility to make advisory changes--including changes to the contract of an existing investment adviser--without a shareholder vote, pursuant to an exemption obtained from the SEC by Vanguard.

                V. MANAGEMENT OF THE VANGUARD GROWTH EQUITY FUND

     The seven individuals listed below serve as Trustees of Vanguard Fenway Funds. (As previously mentioned, your Fund will become an investment portfolio of Vanguard Fenway Funds if shareholders approve the Reorganization.) Each of these individuals was last elected to office by shareholders of Vanguard Fenway Funds on May 1, 1998 (except for Ms. Heisen, who was appointed to office by the other Trustees effective on July 1, 1998).

                                                                                                               BECAME
NAME                            DOB                PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                TRUSTEE
---------------------------   -------              --------------------------------------------                ------
John J. Brennan*              7/29/54   Chairman, Chief Executive Officer & Trustee                             1987
                                        Chairman, Chief Executive Officer and Director of The Vanguard
                                        Group, Inc., and Trustee of each of the investment companies in
                                        The Vanguard Group

Joann Heffernan Heisen        1/25/50   Trustee                                                                 1998
                                        Vice President, Chief Information Officer, and member of the
                                        Executive Committee of Johnson & Johnson; Director of Johnson &
                                        Johnson* MERCK Consumer Pharmaceuticals Co., The Medical Center
                                        at Princeton, and Women's Research and Education Institute

Bruce K. MacLaury              5/7/31   Trustee                                                                 1989
                                        President Emeritus of The Brookings Institution, Director of
                                        American Express Bank, Ltd., The St. Paul Companies, Inc., and
                                        National Steel Corp.

Alfred M. Rankin, Jr.         10/8/41   Trustee                                                                 1993
                                        Chairman, President, Chief Executive Officer, and Director of
                                        NACCO Industries, Inc.; and Director of the BFGoodrich Co.

John C. Sawhill               6/12/36   Trustee                                                                 1991
                                        President and Chief Executive Officer of The Nature Conservancy;
                                        Director of Pacific Gas and Electric Co., Procter & Gamble Co.,
                                        NACCO Industries and Newfield Exploration Co., formerly,
                                        Director and Senior Partner of McKinsey & Co., and President of
                                        New York University

James O. Welch                5/13/31   Trustee                                                                 1987
                                        Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and
                                        Kmart

J. Lawrence Wilson             3/2/36   Trustee                                                                 1987
                                        Retired Chairman of Rohm & Haas Co., Director of Cummins Engine
                                        Co. and The Mead Corp.; and Trustee of Vanderbilt University

------------------
* Mr. Brennan is an "interested person" as that term is defined in the Investment Company Act.

THE VANGUARD GROUP

     Vanguard Fenway Funds is a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-6200, a jointly owned subsidiary of the Vanguard funds, provides corporate management, administrative and distribution services to the Vanguard funds on an at-cost basis. The Vanguard Group also provides investment advisory services on an at-cost basis to many of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard funds and also furnishes the funds with necessary office space, furnishings and equipment. Each Vanguard fund pays its share of The Vanguard Group's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each Vanguard fund. In addition, each Vanguard fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard funds. The amount that each Vanguard fund has invested in The Vanguard Group is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to The Vanguard Group's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in The Vanguard Group.

TRUSTEE COMPENSATION

     Vanguard Growth Equity Fund's Trustees also serve as Trustees of all other Vanguard funds, and each Vanguard fund pays a proportionate share of the Trustees' compensation. The Vanguard funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, not the funds.

     Independent Trustees. The Vanguard funds compensate their independent Trustees -- that is, the ones who are not also officers of the fund -- in three ways:

     o The independent Trustees receive an annual fee of $80,000 for their services to all Vanguard funds, which is subject to reduction based on absences form scheduled Board meetings.

     o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "Interested" Trustees. The Vanguard funds' sole interested Trustee--Mr. Brennan--receives no compensation for his service in that capacity. However, Mr. Brennan is paid in his role as an officer of The Vanguard Group.

     Compensation Table. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by Vanguard Fenway Funds for each Trustee. (These amounts have been paid from the assets of the Vanguard Equity Income Fund, the sole investment portfolio currently offered by Vanguard Fenway Funds.) In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended September 30, 1999:

               VANGUARD FENWAY FUNDS TRUSTEES' COMPENSATION TABLE

                                                                              PENSION OR
                                                                              RETIREMENT                          TOTAL
                                                                               BENEFITS                        COMPENSATION
                                                                              ACCRUED AS       ESTIMATED         FROM ALL
                                                            AGGREGATE        PART OF THIS       ANNUAL        VANGUARD FUNDS
                                                        COMPENSATION FROM       FUND'S       BENEFITS UPON       PAID TO
NAMES OF TRUSTEE                                          THIS FUND(1)       EXPENSES(1)     RETIREMENT(1)     TRUSTEES(2)
----------------                                        -----------------    ------------    -------------    --------------
John C. Bogle (3)....................................          None              None              None              None
John J. Brennan......................................          None              None              None              None
Barbara Barnes Hauptfuhrer (4).......................         $ 167              $ 21           $15,000          $      0
JoAnn Heffernan Heisen...............................         $ 667              $ 37           $15,000          $ 80,000
Bruce K. MacLaury....................................         $ 697              $ 62           $12,000          $ 75,000
Alfred M. Rankin, Jr.................................         $ 667              $ 44           $15,000          $ 80,000
John C. Sawhill......................................         $ 667              $ 57           $15,000          $ 80,000
James O. Welch, Jr...................................         $ 667              $ 65           $15,000          $ 80,000
J. Lawrence Wilson...................................         $ 667              $ 58           $15,000          $ 80,000

------------------
(1) The amounts reported in this column reflect the compensation paid to each Trustee as of September 30, 1999.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee (as of December 31, 1999) for his or her service as Trustee of 103 Vanguard funds (93 in the case of Mr. MacLaury).

(3) Mr. Bogle has retired from the Fund's Board, effective December 31, 1999.

(4) Mrs. Hauptfuhrer has retired from the Fund's Board, effective December 31, 1998.

                              GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     Proxy solicitation methods. The Turner Growth Equity Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Turner employees and officers may solicit shareholder proxies in person, by telephone, or through the Internet.

     Proxy solicitation costs. Turner will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

     Quorum. In order for the shareholder meeting to go forward, the Turner Growth Equity Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your Fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     Revoking your proxy. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, c/o Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, or by voting in person at the meeting.

     Shareholder proposals. Any shareholder proposals to be included in the proxy statement for Turner Growth Equity Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 2000.

     Nominee accounts. Upon request, the Turner Growth Equity Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

     Annual/semi-annual reports. Turner Growth Equity Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call Turner toll-free at 1-800-224-6312 or write us at P.O. Box 219805, Kansas City, Missouri 64141-6805.

     Litigation. The Turner Growth Equity Fund is not involved in any litigation.

     Principal shareholders. As of March 31, 2000, the Turner Growth Equity Fund had approximately $308,499,546.19 million in net assets and 15,739,772.7650 outstanding shares. As of the same date, each of the following persons was known to be the beneficial owner of more than 5% of the outstanding shares of the Turner Growth Equity Fund:

                                                          TOTAL NUMBER
SHAREHOLDER                                                OF SHARES        PERCENTAGES
-----------                                               --------------     ----------
Charles Schwab & Co..................................    3,913,539.4570       24.86%
Attn: Mutual Funds/Teams
4500 Cherry Creek Drive South
3rd Floor
Denver, Colorado 80209

First Union National Bank............................    5,050,377.4150       32.09%
FBO Sheet Metal Workers Local #19
Annuity Self-Directed Fund
A/C 1546002697
1525 Harris Boulevard
CMG NC-1251
Charlotte, North Carolina 28262-8522

     Other matters. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     Obtaining Information from the SEC. Vanguard Fenway Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports and other information filed by TIP Funds and Vanguard Fenway Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World Trade Center, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                         ------------------------------

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of ____, 2000 between Vanguard Fenway Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Fund"), on behalf of Vanguard Growth Equity Fund, a series of the Vanguard Fund (the "Acquiring Fund"), and TIP Funds, a business trust formed under the laws of the Commonwealth of Massachusetts with its principal place of business at 530 East Swedesford Road, Wayne, PA 19087 ("TIP Funds"), on behalf of the Turner Growth Equity Fund, a series of TIP Funds (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of the common stock (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date, as defined below, of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Fund and TIP Funds are each registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and the Acquiring Fund is permitted to invest in securities held by the Selling Fund;

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Vanguard Fund has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders; and

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act) of TIP Funds has determined with respect to the Selling Fund that the exchange of all the assets of the Selling Fund for the Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders;

     In consideration of the mutual promises contained in this Agreement, the Vanguard Fund and TIP Funds agree as follows:

                                   ARTICLE I

     Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and Assumption of Selling Fund Liabilities and Liquidation of the Selling Fund.

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, TIP Funds agrees to transfer the Selling Fund's assets in the manner set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Fund agrees in exchange for the assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2(a) The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

     (b) TIP Funds, on behalf of the Selling Fund, has provided the Vanguard Fund with TIP Funds' most recent financial statements, which contain a list of all of the Selling Fund's assets as of the date of execution of this Agreement. TIP Funds, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in its financial position as reflected in its financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. TIP Funds, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior approval of the Vanguard Fund, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. TIP Funds, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Fund with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of the assets prior to the Closing Date.

     1.3 TIP Funds, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in paragraph 1.3 of this Agreement, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1 of this Agreement), in accordance with generally accepted accounting principles consistently applied from the prior audited period (hereinafter the "Liabilities"). The Acquiring Fund will assume only those Liabilities of the Selling Fund reflected in the Statement of Assets and Liabilities and will not, except as specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of TIP Funds ("Termination Date"). In addition, TIP Funds will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Selling Fund ("Selling Fund Shares") on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

Valuation.

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the applicable Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then current prospectus and/or statement of additional information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Fund, subject to this Article II.


                                  ARTICLE III

Closing and Closing Date.

     3.1 The Closing Date for the Reorganization will be [June 5, 2000], or any other date agreed to in writing by the Vanguard Fund and TIP Funds. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Fund, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Fund and TIP Funds.

     3.2 The custodian for the Acquiring Fund (the "Custodian") will deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the applicable Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 TIP Funds, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Fund, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of TIP Funds or provide evidence satisfactory to TIP Funds that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

Representations and Warranties.

     4.1 TIP Funds, on behalf of the Selling Fund, represents and warrants to the Vanguard Fund as follows:

          (a) The Selling Fund is an investment series of TIP Funds, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) TIP Funds is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

          (c) TIP Funds is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which TIP Funds on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) TIP Funds will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Fund at the Closing;

          (e) TIP Funds has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to TIP Funds prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to TIP Funds' knowledge, threatened against TIP Funds in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect TIP Funds' financial condition or the conduct of its business. TIP Funds knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or TIP Funds' ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of TIP Funds relating to the Selling Fund for the period beginning with commencement of the Selling Fund and ending on September 30, 1999 have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since September 30, 1999, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Vanguard Fund. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and reports with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of TIP Funds' knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation, TIP Funds has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Selling Fund will, at the time of Closing, be held by the persons and the amounts set out in the records of TIP Funds' transfer agent as provided in paragraph 3.4 of this Agreement. TIP Funds does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding;

          (l) At the applicable Closing Date, TIP Funds will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Fund;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of TIP Funds' Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of TIP Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by TIP Funds for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which the statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of TIP Funds' registration statement on Form N-1A relating to the Selling Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

     4.2 The Vanguard Fund, on behalf of the Acquiring Fund, represents and warrants to TIP Funds as follows:

          (a) The Acquiring Fund is an investment series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Fund is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed as part of the Vanguard Fund's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Fund Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Fund on behalf of itself or on behalf of the Acquiring Fund is a party or by which it is bound;

          (e) Except as previously disclosed in writing to and accepted by TIP Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Fund's knowledge, threatened against the Vanguard Fund in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Fund's financial condition or the conduct of its business. The Vanguard Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Fund's ability to consummate the transactions contemplated in this Agreement;

          (f) Since the inception of the Acquiring Fund, no material adverse change has occurred with respect to the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by TIP Funds. For the purposes of this subparagraph (f), a decline in net asset value per share or the total assets of the Acquiring Fund in the ordinary course of business does not constitute a material adverse change;

          (g) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (h) The Vanguard Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (i) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (l) The information to be furnished by the Vanguard Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated in this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable to those transactions;

          (m) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (n) The Vanguard Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                   ARTICLE V

Covenants of the Acquiring Fund and the Selling Fund.

     5.1 The Vanguard Fund will operate the business of the Acquiring Fund, and TIP Funds will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Fund and TIP Funds agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 TIP Funds, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Fund necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 TIP Funds, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 TIP Funds, on behalf of the Selling Fund, will assist the Vanguard Fund in obtaining all information that the Vanguard Fund reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Fund and TIP Funds each will take, or cause to be taken, all action, and do, or cause to be done, all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, TIP Funds will furnish the Vanguard Fund, in such form as is reasonably satisfactory to the Vanguard Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

     5.7 TIP Funds, on behalf of the Selling Fund, will provide the Vanguard Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholder to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days of the Closing Date, TIP Funds, on behalf of the Selling Fund, will furnish the Vanguard Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the applicable Closing Date against sales of the Acquiring Fund Shares; and TIP Funds agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of TIP Funds.

                                   ARTICLE VI

Conditions Precedent to the Obligations of TIP Funds.

     The obligations of TIP Funds to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Fund of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Fund contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Fund will have delivered to TIP Funds a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to TIP Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as TIP Funds may reasonably request.

     6.3 TIP Funds will have received on the Closing Date a favorable opinion from Shearman & Sterling, counsel to the Vanguard Fund, dated as of the Closing Date, in a form reasonably satisfactory to TIP Funds, covering the following points:

          (a) the Acquiring Fund is a separate series of the Vanguard Fund, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Fund has the corporate power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

          (b) the Vanguard Fund is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Fund's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by TIP Funds, is a valid and binding obligation of the Vanguard Fund enforceable against the Vanguard Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and nonassessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

          (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Fund's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Fund is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Fund is a party or by which it or its properties are bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Fund of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Fund or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

          (h) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Fund or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required; and

          (i) the Vanguard Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Fund at which the contents of the Proxy Statement, the Vanguard Fund Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Fund Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Fund), they do not believe that the Proxy Statement and the Vanguard Fund Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Fund Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Fund Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to TIP Funds or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Fund Registration Statement, and that the opinion is solely for the benefit of TIP Funds and its directors and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement, as TIP Funds may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

                                  ARTICLE VII

Conditions Precedent to the Obligations of the Vanguard Fund.

     The obligations of the Vanguard Fund to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by TIP Funds of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of TIP Funds contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 TIP Funds will have delivered to the Vanguard Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of those securities by lot and the holding periods of the securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of TIP Funds;

     7.3 TIP Funds will have delivered to the Vanguard Fund on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Vanguard Fund and dated as of the Closing Date, to the effect that the representations and warranties of TIP Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Fund shall reasonably request; and

     7.4 The Vanguard Fund will have received on the Closing Date a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to TIP Funds, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Fund, covering the following points:

          (a) the Selling Fund is a separate investment series of TIP Funds, a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and TIP Funds has the corporate power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

          (b) TIP Funds is registered as an investment company under the 1940 Act and, to such counsel's knowledge, TIP Funds' registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

          (c) this Agreement has been duly authorized, executed and delivered by TIP Funds and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Fund, is a valid and binding obligation of TIP Funds enforceable against TIP Funds in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of TIP Funds' Declaration of Trust or a material violation of any provision of any agreement (known to such counsel) to which TIP Funds is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which TIP Funds is a party or by which it or its properties are bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or Commonwealth of Massachusetts is required for the consummation by TIP Funds of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (f) the descriptions in the Proxy Statement under the captions [add relevant caption headings], insofar as they relate to TIP Funds, are accurate and fairly present the information required to be shown; and

          (g) counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to TIP Funds or its respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of TIP Funds at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality to a large extent upon the opinions of officers and other representatives of TIP Funds), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary in the light of the circumstances under which they were made, to make the statements in the Proxy Statement regarding the Selling Fund not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Vanguard Fund or the Acquiring Fund, contained in the Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Vanguard Fund and its directors and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Fund may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Fund will have received from Ernst & Young LLP a letter addressed to the Vanguard Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Fund, to the effect that:

          (a) they are independent public accountants with respect to TIP Funds within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

          (b) in their opinion, the financial statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

          (c) on the basis of limited procedures agreed upon by the Vanguard Fund and TIP Funds and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of TIP Funds or the officers of TIP Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and

          (d) on the basis of limited procedures agreed upon by the Vanguard Fund and TIP Funds and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of TIP Funds having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

     7.6 TIP Funds will have delivered to the Vanguard Fund, pursuant to paragraph 4.1(f) of this Agreement, copies of financial statements of the Selling Fund as of and for its most recently completed fiscal year.

     7.7 The Vanguard Fund will have received from Ernst & Young LLP a letter addressed to the Vanguard Fund and dated as of the applicable Closing Date stating that as of a date no more than three business days prior to the applicable Closing Date, Ernst & Young LLC performed limited procedures in connection with TIP Funds' most recent unaudited financial statements relating to the Selling Fund and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited financial statements of TIP Funds relating to the Selling Fund.

                                  ARTICLE VIII

Further Conditions Precedent to Obligations of the Acquiring Fund and the Selling Fund.

     8.1 The Agreement and the transactions contemplated in the Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of TIP Funds' Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Fund or TIP Funds to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Fund or TIP Funds may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Fund Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Fund Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Fund or TIP Funds, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, addressed to, and in form and substance satisfactory to TIP Funds substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon certificates with respect to matters of fact from the officers of TIP Funds and the Vanguard Fund, that for federal income tax purposes:

          (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund; (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;
     (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Fund nor TIP Funds may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

Brokerage Fees and Expenses; Other Agreements.

     9.1 The Vanguard Fund represents and warrants to TIP Funds, and TIP Funds represents and warrants to the Vanguard Fund, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Fund or its affiliates agrees to bear certain of the expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses incurred by Vanguard in connection with preparing this Agreement and the Registration Statement; (ii) expenses incurred by Vanguard in connection with preparing and filing the Vanguard Fund Registration Statement;
(iii) fees and expenses of preparing and filing such forms for notification purposes, if required under applicable state securities laws with respect to the Acquiring Fund Shares to be issued in connection with the Reorganization; and
(iv) postage, printing, accounting fees, and legal fees incurred in connection with the transactions contemplated by this Agreement.

     9.3 TIP Funds or its affiliates agrees to bear certain of the expenses incurred in connection with the transactions contemplated by this Agreement. These expenses consist of (i) expenses incurred by TIP Funds in connection with preparing this Agreement and the Registration Statement; (ii) expenses associated with preparing the Proxy Statement; and (iii) solicitation costs and expenses incurred in connection with the shareholders meeting referred to in paragraph 5.2 of this Agreement.

     9.4 (a) TIP Funds or its affiliates ("Turner") will indemnify and hold harmless the Vanguard Fund, the Acquiring Fund, The Vanguard Group, Inc., their directors, officers, employees, and affiliates (each, a "Turner Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of TIP Funds' representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by TIP Funds in the performance (or failure to perform) of TIP Funds' obligations under this Agreement.

     (b) Turner's agreement to indemnify a Turner Indemnified Party pursuant to paragraph 9.4(a) is expressly conditioned upon Turner's being promptly notified of any action or claim brought against any Turner Indemnified Party after that party receives notice of the action. The failure of a Turner Indemnified Party to notify Turner will not relieve Turner from any liability that Turner may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Turner Indemnified Party and that party timely notifies Turner of the commencement of the action or claim, Turner will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Turner decides to assume the defense of the action, Turner will not be liable to the Turner Indemnified Party for any legal or other expenses subsequently incurred by the Turner Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Turner Indemnified Party if the Turner Indemnified Party has concluded reasonably that representation of Turner and the Turner Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

     9.5 (a) The Vanguard Fund or its affiliates ("Vanguard") will indemnify and hold harmless TIP Funds, the Selling Fund, Turner Investment Partners, Inc., their directors, officers, employees and affiliates (each, a "Vanguard Indemnified Party") from and against any and all damages (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Fund's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Vanguard Fund in the performance (or failure to perform) of the Vanguard Fund's obligations under this Agreement.

     (b) Vanguard's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.5(b) is expressly conditioned upon Vanguard's being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action. The failure of a Vanguard Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Vanguard decides to assume the defense of the action, Vanguard will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of Vanguard and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.

                                   ARTICLE X

Entire Agreement; Survival of Warranties.

     10.1 The Vanguard Fund and TIP Funds agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

Termination.

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of TIP Funds and the Vanguard Fund; (ii) TIP Funds, in the event the Vanguard Fund has, or the Vanguard Fund in the event TIP Funds has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or
(iii) TIP Funds, or the Vanguard Fund in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, the Vanguard Fund or TIP Funds, or their respective directors or officers, will not be liable to the other party or parties.

                                  ARTICLE XII

Amendments.

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Fund and TIP Funds; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

Notices.

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail addressed to TIP Funds:

                                       1235 Westlakes Drive
                                       Suite 350
                                       Berwyn, PA 19312
                                       Attention: Stephen J. Kneeley, President

                      with a copy to:
                                       Morgan, Lewis & Bockius LLP
                                       1701 Market Street
                                       Philadelphia, PA 19103
                                       Attention: Edward B. Baer, Esq.

          or to the Vanguard Fund at:
                                       P.O. Box 2600
                                       Valley Forge, PA 19482
                                       Attention: Suzanne F. Barton, Esq.

                      with a copy to:
                                       Shearman & Sterling
                                       1801 Pennsylvania Ave., N.W.
                                       Suite 900
                                       Washington, D.C. 20004
                                       Attention: Barry P. Barbash, Esq.

                                  ARTICLE XIV

Headings; Counterparts; Governing Law; Assignment; Limitation of Liability.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                         ------------------------------

     Each of the parties to this Agreement has caused this Agreement to be executed by its Chief Executive Officer, President or Vice President, and attested to by its Secretary or Assistant Secretary.

                              By: [Vanguard Fund]


                         Name:[_____________________]

                         Title:[____________________]


                                By:[TIP Funds]

                         Name:[____________________]

                         Title:[____________________]

                                    TIP FUNDS
                            Turner Growth Equity Fund
                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, MAY 22, 2000

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Brian M. Ferko as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Growth Equity Fund of TIP Funds (the "Trust") to be held in the offices of Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, on Monday, May 22, 2000, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Turner Growth Equity Fund, and Vanguard Fenway Funds, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1. Approval of the reorganization of the Turner Growth Equity Fund into the Vanguard Growth Equity Fund.

                           ____For  ____Against      ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ________ , 2000

                                               _________________________________
                                               Signature of Shareholder


                                               _________________________________
                                               Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

Telephone and Internet Voting Instructions:

To vote by Telephone:

1)  Read the Proxy Statement and have this Proxy card at hand.
2)  Call 1-800-690-6903
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have this Proxy card at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.